UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

Filed by the Registrant                                           [X]

Filed by a Party other than the Registrant                        [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                                 Rivus Bond Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)     Title of each class of securities to which transaction applies:

             --------------------------------------------------------------

      2)     Aggregate number of securities to which transaction applies:

             --------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             --------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

             --------------------------------------------------------------

      5) Total fee paid:

             --------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:
                                    ---------------------------------------

      2)     Form, Schedule or Registration Statement No.:
                                                          -----------------

      3)     Filing Party:
                          -------------------------------------------------

      4)     Date Filed:
                        ---------------------------------------------------

                                 RIVUS BOND FUND
                                 113 KING STREET
                                ARMONK, NY 10504

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

                                  JUNE 17, 2009

                                                                Armonk, New York
                                                                    May 15, 2009

TO THE SHAREHOLDERS OF
     RIVUS BOND FUND:

     The Annual Meeting of Shareholders of Rivus Bond Fund (the "Fund") will be held on June 17, 2009 at 10:30 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania for the following purposes:

     1.   To elect four Trustees for the Fund; and

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on April 13, 2009 are entitled to notice of and to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                                        By order of the Board of Trustees,


                                        Leonard I. Chubinsky
                                        Secretary

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 17, 2009. THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTP://WWW.MBIAAM.COM/RIVUS.HTML OR BY CALLING THE FUND AT (800) 331-1710.

                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE MEETING IN-PERSON, PLEASE CONTACT THE FUND AT (800) 331-1710 FOR DIRECTIONS TO THE MEETING LOCATION.

                                 RIVUS BOND FUND

                                 113 KING STREET
                                ARMONK, NY 10504

                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2009

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Rivus Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on June 17, 2009 at 10:30 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the "Annual Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May 15, 2009.

     In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund's shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the meeting. Voting electronically or telephonically, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the meeting. The cost of soliciting proxies will be paid by the Fund.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

     On April 13, 2009, the record date for determination of shareholders entitled to receive notice of and to vote at the meeting (the "Record Date"), there were 4,907,678 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund's then outstanding voting securities.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2009, HAS BEEN MAILED TO SHAREHOLDERS AND IS ALSO AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE FUND AT 800-331-1710.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     Four Trustees are to be elected at the meeting to constitute the entire Board of Trustees, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the following nominees are currently Trustees of the Fund whose terms expire upon their election at the next Annual Meeting or when their successors are elected and qualify. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below.

                                      YEAR                            NUMBER OF
                         POSITION    FIRST         PRINCIPAL          PORTFOLIOS
    NAME, ADDRESS       HELD WITH    BECAME      OCCUPATION FOR      OVERSEEN BY     OTHER DIRECTORSHIPS
       AND AGE             FUND     TRUSTEE       PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE
---------------------   ---------   -------   --------------------   -----------   ----------------------
NOMINEE FOR TRUSTEE -- "INTERESTED PERSON"

W. Thacher Brown*       Trustee       1988    Former President            1        Director, Airgas, Inc.
113 King Street                               of MBIA Asset                        (Wholesale-Industrial
Armonk, NY 10504,                             Management LLC                       Machinery &
Born: December 1947                           from July 1998 to                    Equipment); and
                                              September 2004;                      Director, Harleysville
                                              and Former                           Mutual Insurance
                                              President of 1838                    Company, and
                                              Investment                           Harleysville Group
                                              Advisors, LLC from                   (insurance)
                                              July 1988 to May
                                              2004.

NOMINEES FOR TRUSTEE - "INDEPENDENT PERSONS"

Suzanne P. Welsh        Trustee       2008    Vice President for           1       None
113 King Street                               Finance and
Armonk, NY 10504,                             Treasurer,
Born: March 1953                              Swarthmore
                                              College

Morris Lloyd, Jr.       Trustee       1989    Retired; former              1       Director and
113 King Street                               Development Officer,                 Treasurer, Hall Mercer
Armonk, NY 10504,                             Trinity College                      Hospital Foundation;
Born: September 1937                          from April 1996 to                   Director and
                                              June 2002.                           Treasurer, First
                                                                                   Hospital Foundation.

J. Lawrence Shane       Trustee       1974    Retired; former              1       Member and former
113 King Street                               Vice Chairman and                    Chairman of the Board
Armonk, NY 10504,                             CFO of Scott Paper                   of Managers of
Born: January 1935                            Company until 1992.                  Swarthmore College.

----------
* Mr. Brown is an "interested person" (as defined in the 1940 Act) of the Fund because he owns shares of MBIA Inc., of which the investment adviser is an indirect wholly-owned subsidiary.

CURRENT TRUSTEES AND OFFICERS


  NAME, ADDRESS AND      POSITION HELD                           PRINCIPAL OCCUPATION
         AGE               WITH FUND      POSITION SINCE           FOR PAST 5 YEARS
--------------------   ----------------   --------------   --------------------------------
W. Thacher Brown               See "Nominee for Trustee - Interested Person" above

J. Lawrence Shane              See "Nominee for Trustee - Independent Persons" above

Suzanne P. Welsh               See "Nominee for Trustee - Independent Persons" above

Morris Lloyd, Jr.              See "Nominee for Trustee - Independent Persons" above

Clifford D. Corso      President               2005        President and Chief Investment
MBIA CMC                                                   Officer, MBIA Capital Management
113 King Street                                            Corp.; Managing Director and
Armonk, NY 10504                                           Chief Investment Officer, MBIA
Born: October 1961                                         Insurance Corporation; Director
                                                           and officer of other affiliated
                                                           entities within the MBIA Asset
                                                           Management Group.

Marc D. Morris         Treasurer                2005       Director of MBIA Capital
MBIA CMC                                                   Management Corp.; Director and
113 King Street                                            officer of other affiliated
Armonk, NY 10504                                           entities within the MBIA Asset
Born: March 1959                                           Management Group.

Leonard I. Chubinsky   Secretary                2005       Deputy General Counsel of MBIA
MBIA CMC                                                   Insurance Corporation; officer
113 King Street                                            of other affiliated entities
Armonk, NY 10504                                           within the MBIA Asset Management
Born: December 1948                                        Group.

Richard J. Walz        Chief Compliance         2005       Officer of several affiliated
MBIA CMC               Officer                             entities within the MBIA Asset
113 King Street                                            Management Group.
Armonk, NY 10504
Born: April 1959

Robert T. Claiborne    Vice President           2006       Officer of MBIA Capital
MBIA CMC                                                   Management Corp.
113 King Street
Armonk, NY 10504
Born: August 1955

Gautam Khanna          Vice President           2006       Officer of MBIA Capital
MBIA CMC                                                   Management Corp.
113 King Street
Armonk, NY 10504
Born: October 1969

TRUSTEES ATTENDANCE AT MEETINGS

     The Board held four meetings during the Fund's fiscal year ended March 31, 2009. All Independent Trustees attended more than 75% of all meetings of the Board and each committee of which they were members. Mr. Brown, an interested Trustee of the Fund, attended all meetings of the Board.

     All Trustees attended the Annual Meeting held on June 25, 2008. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long time practice of the Trustees to attend all meetings.

AUDIT COMMITTEE

     The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh, each of whom is an "independent" member of the Board, as that term is defined by the New York Stock Exchange's listing standards, and also a "non-interested person" as that term is defined in the Investment Company Act. The Fund's Audit Committee Charter was provided as Exhibit A to the Fund's 2008 proxy statement dated May 22, 2008 (the "2008 Proxy Statement").

     The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2009, the Audit Committee met once.

NOMINATING COMMITTEE

     The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh, none of whom is an "interested person" of the Fund. Each member of the Nominating Committee also is an "independent" Trustee, as that term is defined by the New York Stock Exchange's listing standards. The Nominating Committee held one meeting during the last fiscal year. At that meeting one nominee was recommended to the Nominating Committee as a nominee by a current Trustee and subsequently approved by the Nominating Committee. The Fund's Nominating Committee Charter was provided as Exhibit B to the Fund's 2008 Proxy Statement.

     The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board of Trustees. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent and recommends any changes in compensation to the full Board.

     The Fund does not currently have a written policy with regard to shareholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) has not yet attained the mandatory retirement age, and (vii) all applicable laws, rules, regulations, and listing standards.

     The Board, upon the recommendation of the Nominating Committee, has adopted a mandatory retirement policy requiring each Trustee to submit his resignation from the Board effective on a date no later than the last day of the fiscal year in which he or she attains the age of seventy-five years. The Nominating Committee's goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

     Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Rivus Bond Fund, 113 King Street, Armonk, NY 10504.

TRUSTEE AND EXECUTIVE OFFICER COMPENSATION

     For the fiscal year ended March 31, 2009, the Fund paid compensation to each Trustee in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $500 for each Nominating Committee meeting and $1,000 for each Audit Committee meeting, if held separately, attended by the Trustee, plus reimbursement for expenses. Such fees totaled $64,500 for the fiscal year ended March 31, 2009. No compensation was paid to executive officers of the Fund.

     The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2009 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                             PENSION OR
                                             RETIREMENT
                                              BENEFITS
                                              ACCRUED
                               AGGREGATE     AS PART OF      ESTIMATED
    NAME OF PERSON AND        COMPENSATION      FUND      ANNUAL BENEFITS
    POSITION WITH FUND       FROM THE FUND    EXPENSES    UPON RETIREMENT
--------------------------   -------------   ----------   ---------------
W. Thacher Brown, Trustee*     $15,000           $0              $0
Suzanne P. Welsh, Trustee      $16,500           $0              $0
Morris Lloyd, Jr., Trustee     $16,500           $0              $0
J. Lawrence Shane, Trustee     $16,500           $0              $0

----------
*    "Interested person" of the Fund as defined by Section 2(a)(19) of the 1940
     Act.

OWNERSHIP OF FUND SECURITIES

     The following table includes the ownership of Fund shares by the Trustees and Executive Officers of the Fund as of March 31, 2009.

                                                DOLLAR RANGE OF
                                                    EQUITY
                   NAME                     SECURITIES IN THE FUND
-----------------------------------------   ----------------------
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS
   W. Thacher Brown                             $50,001-$100,000
   Clifford D. Corso                                   NONE
   Marc D. Morris                                      NONE
   Leonard I. Chubinsky                                NONE
   Richard J. Walz                                     NONE
   Robert T. Claiborne                                 NONE
   Gautam Khanna                                       NONE
INDEPENDENT TRUSTEES/NOMINEE
   Suzanne P. Welsh                             $10,001-$50,000
   Morris Lloyd, Jr.                            $10,001-$50,000
   J. Lawrence Shane                            $10,001-$50,000

     None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (10 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares.

REQUIRED VOTE

     Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

     If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

                             ADDITIONAL INFORMATION

 REPORT OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

     Tait, Weller & Baker LLP ("Tait Weller"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2010. Tait Weller acted as the Fund's independent accountants for the fiscal year ended March 31, 2009. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     During the fiscal year ended March 31, 2009, the Audit Committee met once and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund's independent accountants, the matters required to be discussed by SAS 61 regarding audit standards. The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 regarding auditor independence, and has discussed the independence of Tait Weller. Based upon the foregoing, the Audit Committee recommended to the full

Board that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the SEC for the fiscal year ended March 31, 2009. The Audit Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund's fiscal years ended March 31, 2008 and 2009, respectively.

FISCAL
YEAR ENDED                   AUDIT-RELATED
MARCH 31,      AUDIT FEES        FEES            TAX FEES       ALL OTHER FEES
-----------   ------------   -------------   ---------------   ----------------
2008             $17,300           $0             $2,700              $0
2009             $18,000           $0             $3,000              $0

     The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2008 and March 31, 2009 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

INVESTMENT ADVISER AND ADMINISTRATOR

     MBIA-CMC, 113 King Street, Armonk, NY 10504, serves as the Fund's investment adviser. PNC Global Investment Servicing, Inc. provides certain administrative services to the Fund. The investment adviser is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. MBIA-CMC, is a direct wholly owned subsidiary of MBIA Asset Management LLC, a Delaware limited liability company with principal offices at 113 King Street, Armonk, NY, 10504, and is an indirect wholly-owned subsidiary of MBIA Inc. ("MBIA"), a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504. As of the Record Date, MBIA owned 332,000 shares, which is approximately 6.76% of the Fund. Mr. W. Thacher Brown is a shareholder of MBIA.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's executive officers, Trustees and 10% shareholders (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all
Section 16(a) forms they file. To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended March 31, 2009, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with except with respect to four transactions for MBIA Inc., which were not filed on Form 4 within two business days after such transactions due to operator error by a third-party EDGAR filer.

SECURITY OWNERSHIP OF CERTAIN OWNERS

     The Fund believes that the following persons own of record or beneficially more than 5% of the outstanding voting shares of the Fund as of the Record Date:

                                  Percentage     Total
                                   Ownership     Number
Name and Address                    of Fund    of Shares
----------------                  ----------   ---------
Doliver Capital Advisors, Inc.       6.87%      337,300
6363 Woodway, Suite 963
Houston, TX 77057

MBIA Inc.                            6.76%      332,000
113 King Street
Armonk, NY 10504

SIT Investment Associates, Inc.      6.19%      303,801
4600 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

     Each Trustee's individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS

     Proposals intended to be presented by shareholders for consideration at the 2010 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund's principal office no later than January 8, 2010 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund's 2010 Annual Meeting of Shareholders, other than one that will be included in the Fund's proxy materials, must notify the Fund no later than March 1, 2010. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund's Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

OTHER MATTERS

     Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement, including as indicated by the dissident shareholder. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                        By Order of the Trustees,


                                        Leonard I. Chubinsky
                                        Secretary, Rivus Bond Fund

DATED: May 15, 2009

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                                                   FORM OF PROXY

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                               OF RIVUS BOND FUND

                                      PROXY

The undersigned hereby appoints Clifford D. Corso, Leonard I. Chubinsky, Robert Claiborne, Gautam Khanna and Richard J. Walz, each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Rivus Bond Fund on June 17, 2009 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

                   FOR all nominees    WITHHOLD authority
                   listed (except as   to vote for all
                   indicated to the    nominees listed
                   contrary below)     hereon.
                   -----------------   ------------------
1.   Election of   [               ]   [                ]   NOMINEES:
     Trustees.                                              01. W. Thacher Brown   03. Morris Lloyd, Jr.
                                                            02. Suzanne P. Welsh   04. J. Lawrence Shane


                                                            _______________   _________________   ________________
                                                                  FOR              AGAINST             ABSTAIN

2.   In their discretion, the proxies are authorized to     [             ]   [               ]   [               ]
     transact such other business as may properly come
     before the meeting and any adjournments thereof.

                                                            Please sign as name appears hereon. Joint owners
                                                            should each sign. When signing as attorney, executor,
                                                            administrator, trustee or guardian, please give full
                                                            title as such.


                                                            ------------------------------------------------------

                                                            ------------------------------------------------------
                                                            SIGNATURE(S)                                      DATE